Exhibit 10.32

April 30, 2004

United Natural Foods, Inc.
260 Lake Road
Dayville, CT 06241

Stow Mills, Inc.
70 Stow Drive
Chesterfield, NH 03443

United Natural Foods Pennsylvania, Inc.
70 Stow Drive
Chesterfield, NH 03443

Albert’s Organics, Inc.
3268 East Vernon Avenue
Vernon, CA 90058

Attention: Rick Puckett, Chief Financial Officer

RE:  Third Amendment to Term Loan Agreement Dear Rick:

Reference is made to that certain Term Loan Agreement dated as of April 28, 2003 as amended by the Amendment to Term Loan Agreement dated August 26, 2003 and by the Second Amendment to Term Loan Agreement dated December 18, 2003 (the “Loan Agreement”) among United Natural Foods, Inc. (“UNFI”), Stow Mills, Inc. (“SMI”), United Natural Foods Pennsylvania, Inc. (“UNFPA”) and Albert’s Organics, Inc. (“Albert’s” and together with UNFI, SMI and UNFPA, the “Borrowers”) and Fleet Capital Corporation (the “Lender”). Capitalized terms not defined herein shall have the meanings ascribed thereto in the Loan Agreement. This Third Amendment to Term Loan Agreement shall be referred to as the “Third Amendment”.

The Borrowers have requested that the Lender agree to amend the Loan Agreement in connection with the amendment and restatement of the Working Capital Facility.

1.     Amendment to the Loan Agreement.   Subject to the terms and conditions of this Third Amendment, Borrowers and Lender agree that the Loan Agreement shall be amended as follows:

a.      Section 6.2.7 of the Loan Agreement is deleted and replaced with the following:

“6.2.7          Distributions.   Declare or make, or permit any Subsidiary of Borrowers to declare or make, any Distributions except (a) Distributions made by a wholly-owned Subsidiary of a Borrower to such Borrower in the ordinary course of business, (b) dividends made in the form of common stock of a Borrower (so long as after giving effect thereto no Default or Event of Default shall exist or shall occur as a result thereof), (c) repurchases by UNFI of its common stock from time to time, and (d) dividends paid in cash provided that Borrowers shall give the Lender not less than thirty (30) days prior notice before any action is taken to approve and/or declare any such cash dividend and with such notice furnish the Lender with pro forma financial statements demonstrating that after giving effect to the proposed cash dividend no Default or Event of Default shall exist or shall occur as a result thereof and Borrowers shall have Availability (as defined under the Working Capital Facility) of at least $20,000,000 at the time such cash dividend is declared and at the time such cash dividend is paid.”

b.      Section 6.3.2 of the Loan Agreement is deleted and replaced with the following:

“6.3.2          Minimum Net Worth.   Maintain a Net Worth on a Consolidated basis of not less than:  (i) as of the last day of the fiscal quarter ended January 31, 2004, $200,000,000; (ii) as of the last day of the fiscal quarter ending April 30, 2004, $200,000,000 plus twenty-five percent (25%) of the Consolidated net earnings (but not loss) of the Borrowers, as determined in accordance with GAAP, for such fiscal quarter and (iii) as of the end of each succeeding fiscal quarter, $200,000,000 plus the Consolidated net earnings amount as calculated pursuant hereto for all the preceding fiscal quarters commencing with the fiscal quarter ending April 30, 2004 plus twenty-five percent (25%) of the Consolidated net earnings (but not loss) of the Borrowers, as determined in accordance with GAAP, for such succeeding fiscal quarter.”

c.      The definition of Distribution in Appendix A to the Loan Agreement is deleted and replaced with the following:

“Distribution—in respect of any entity means and includes:  (i) the payment of any dividends or other distributions on capital stock or other equity interests of such entity (except distributions in such stock or equity interests) and (ii) the redemption, repurchase or other acquisition or retirement of any of the capital stock or other equity securities of such entity at any time outstanding unless made contemporaneously from the net proceeds of the sale of shares of its capital stock or membership interests.”

d.      The definition of Fixed Charge Coverage Ratio in Appendix A to the Loan Agreement is amended to add the following clause (iii) to the end thereof.

“and (iii) all Distributions, if any, paid in cash.”

e.      The definition of Net Worth in Appendix A to the Loan Agreement is deleted and replaced with the following:

“Net Worth”—the shareholders’ equity, excluding treasury stock, of a Person as determined in accordance with GAAP.”

f.       The definition of Working Capital Facility in Appendix A to the Loan Agreement is deleted and replaced with the following:

“Working Capital Facility—the $250,000,000 working capital line of credit evidenced by a certain Amended and Restated Loan and Security Agreement dated April   , 2004 by and among the Borrowers, the Guarantors and Lender as Agent for itself and the other lenders party thereto.

2.     Representations and Warranties.   The Borrowers hereby represent and warrant as follows:

g.      Power, Authority, Etc.   The Borrowers have the power and authority for the making and performing of this Third Amendment to Loan Agreement. This Third Amendment to Loan Agreement has been duly executed and delivered by or on behalf of the Borrowers pursuant to authority legally adequate therefor, and this Third Amendment to Loan Agreement is in full force and effect and is a legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws and equitable principles affecting the enforcement of creditors’ rights generally.

a.      Incorporation of Representations and Warranties.   The representations and warranties of the Borrowers contained in the Loan Agreement, except for any changes resulting only from the passage of time and which do not otherwise constitute a Default or Event of Default hereunder, are true and correct on and as of the date hereof as though made on and as of the date hereof and such representations and warranties are hereto incorporated in this Third Amendment to Loan Agreement as though fully set forth herein.

3.     Miscellaneous.

a.      Counterparts.   This Third Amendment to Loan Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Third Amendment to Loan Agreement by signing any such counterpart.

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b.      Force and Effect.   The Loan Agreement and each other Loan Document, as amended by this Third Amendment, are hereby ratified, confirmed and approved, and shall continue in full force or effect.

c.      Loan Document.   This Third Amendment to Loan Agreement and all other documents executed in connection herewith are “Loan Documents” as such term is defined in the Loan Agreement. This Third Amendment shall be governed by the laws of the State of Connecticut. This Third Amendment to Loan Agreement and the other documents executed and delivered in connection herewith set forth the entire agreement of the parties with respect to the subject matter thereof and supersede any prior agreement and contemporaneous oral agreements of the parties concerning their subject matter.

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IN WITNESS WHEREOF, the parties have executed this Third Amendment to Loan Agreement as of the date first above written.

BORROWERS:	UNITED NATURAL FOODS, INC.
	By:	/s/ RICK PUCKETT
	Name:	Rick Puckett
	Title:	Chief Financial Officer
STOW MILLS, INC.
	By:	/s/ RICK PUCKETT
	Name:	Rick Puckett
	Title:	Chief Financial Officer
UNITED NATURAL FOODS
PENNSYLVANIA, INC.
	By:	/s/ RICK PUCKETT
	Name:	Rick Puckett
	Title:	Chief Financial Officer
ALBERT’S ORGANICS, INC.
	By:	/s/ RICK PUCKETT
	Name:	Rick Puckett
	Title:	Chief Financial Officer
LENDER:	FLEET CAPITAL CORPORATION
	By:	/s/ KIM B. BUSHEY
	Name:	Kim B. Bushey
	Title:	Senior Vice President

[Signature Page to Third Amendment to Loan Agreement]

RATIFICATION OF GUARANTY AGREEMENT

The undersigned Guarantors acknowledge receipt of the foregoing Third Amendment to Term Loan Agreement (“Third Amendment”) and hereby (a) accept and agree to the terms and provisions of the Third Amendment and (b) ratify, confirm, and approve all of the terms and conditions of each of the Guaranty Agreements.

IN WITNESS WHEREOF, the parties have executed the Ratification of Guaranty Agreement on this 30th day of April, 2004.

NATURAL RETAIL GROUP, INC.
By:	/s/ RICK D. PUCKETT
Name:
Title:
UNITED NATURAL TRADING CO.
By:	/s/ RICK D. PUCKETT
Name:
Title:
MOUNTAIN PEOPLE’S WAREHOUSE INCORPORATED
By:	/s/ RICK D. PUCKETT
Name:
Title:
NUTRASOURCE, INC.
By:	/s/ RICK D. PUCKETT
Name:
Title:
RAINBOW NATURAL FOODS, INC.
By:	/s/ RICK D. PUCKETT
Name:
Title:
UNITED NORTHEAST, Llc
By:	/s/ RICK D. PUCKETT
Name:
Title:

April 30, 2004

Fleet Capital Corporation
200 Glastonbury Boulevard
Glastonbury, CT 06033

Attention: Northeast Loan Administration

Re:       Participation Agreement dated April 30, 2003 as amended (“Participation Agreement”) between Fleet Capital Corporation (“Lender”) and Cooperatieve Centrale RaiffeisenBoerenleenbank B.A., “Rabobank International”, New York Branch (“Participant”)

Ladies and Gentlemen:

The Participant acknowledges receipt of the Third Amendment to Term Loan Agreement dated as of the date hereof (“Third Amendment”) and the Second Amendment to Intercreditor Agreement (“Second Amendment”), copies of which are attached hereto, pursuant to which certain amendments have been made to reflect the amendment and restatement of the Working Capital Facility (as defined in the Term Loan Agreement). The Participant consents to the terms and conditions of the Third Amendment and Second Amendment.

The Participant agrees that the Participation Agreement is ratified, confirmed and approved and shall continue in full force and effect.

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COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH
		By:	/s/ THEODORE W. COX
		Name:	THEODORE W. COX
		Title:	EXECUTIVE DIRECTOR
		By:	/s/ REBECCA O. MORROW
		Name:	Rebecca O. Morrow
		Title:	Executive Director
ACCEPTED:
FLEET CAPITAL CORPORATION
By:	/s/ KIM BUSHEY
Name:	Kim Bushey
Title:	Senior Vice President